SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report:  March 15, 2005



              NORTH AMERICAN LIABILITY GROUP, INC.
         f/k/a STANFIELD EDUCATIONAL ALTERNATIVES, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as specified in its charter)


          Florida                                      65-0386286
------------------------                         ------------------------
(State of Incorporation)                         (IRS Employer ID Number)



                   2929 East Commercial Blvd.
                            Suite 610
                    Ft. Lauderdale, FL 33308
                 ------------------------------
                 (Address of Principal Offices)


          Registrant's telephone number: (954) 771-5500
                                        ----------------

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Item 1.01  Entry into a material Definitive Agreement.
           ------------------------------------------

     As of March 15, 2005, the Company has completed a transaction resulting in the acquisition of 75% of all issued and outstanding shares of Grupo Industrial N.K.S., S.A., de CV ("NKS"). The Company and stock holders of NKS have mutually agreed that the Company will acquire 75% of all the shares of NKS in exchange for 250,000,000 of the Company's common restricted shares.

     NKS, a Mexican corporation, is the owner of a Steel Mill
Foundry and other assets in Lazaro Cardenas, Mexico. NKS has represented to the Company that the value of these hard assets has a value in excess of USD$200,000,000.00.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      Schedule of Exhibits.  The following exhibits are furnished
      --------------------
in accordance with the provisions of Item 601 of Regulation S-B:

None.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: March  15,  2005      NORTH AMERICAN LIABILITY GROUP, INC.

                            /s/ Bradley R. Wilson
                            -------------------------------------
                            By:  Bradley R. Wilson, President

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